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                                                                      EXHIBIT 23


PwC Westdeutschland

Aktiengesellschaft                                Friedrich-List-Strabe 20
Wirtschaftsprufungsgesellschaft                   45128 Essen
                                                  Postfatch 10 19 42
                                                  45019 Essen

                                                  Tel.: +49 2 01 4 38-0
                                                  Fax:  +49 2 01 4 38-10 00

                                                  EIN UNTERNEHMEN DER GRUPPE
                                                  PWC DEUTSCHE REVISION

Littelfuse Inc.                                   Tel. Sekretariat: -12 45
800 E.-Northwest Highway                          Fax Sekretariat:  -32 45
Des Plaines, III., 60016-3096
USA                                               e-mail: ulrike.mucha
                                                  @de.pwc.com

                                                  HPO/UMU

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (No. 33-55942, 33-64442, 33-95020, 333-03260 and 333-64285) on Form S-8 of our
report dated February 13, 2004, to be included in the Form 8-K of Littelfuse Inc., Des Plaines, III., USA, with respect to the consolidated financial statements of HEINRICH INDUSTRIE AG, Essen, as of and for the year ended December 31, 2003.

Essen, July 20, 2004

PwC Westdeutschland

Aktiengesellschaft
Wirtschaftsprufungsgesellschaft

/s/ Schwarzhof                              /s/ Poppelmeyer
-------------------------------             -----------------------
(Schwarzhof)                                (Poppelmeyer)
Wirtschaftsprufer                           Wirtschaftsprufer
[German Public Auditor]                     [German Public Auditor]

 Vorsitzender des Aufsichtsrats: WP Carl-Friedrich Leuschner - Vorstand: WP StB Peter Albrecht - WP StB Franz-Josef Schwarzhof

 Sitz: Essen - Amtsgericht Essen HRB 8558

 PwC Deutsche Revision ist Mitglied von PricewaterhouseCoopers International, einer Company limited by guarantee registriert in England und Wales.